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                                EXHIBIT No. 10.64
                           CREDIT AGREEMENT AMENDMENT



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                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


                  THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 3, 1997 (this "Amendment"), is by and among OWOSSO CORPORATION, a Pennsylvania corporation ("Owosso"), AHAB INVESTMENT COMPANY, a Delaware corporation ("Ahab"), CRAMER COMPANY, a Delaware corporation ("Cramer"), DEWEZE MANUFACTURING, INC., a Pennsylvania corporation ("DewEze"), THE LANDOVER COMPANY, a Pennsylvania corporation ("Landover"), MOTOR PRODUCTS-OWOSSO CORPORATION, a Delaware corporation ("Motor Products"), SNOWMAX, INCORPORATED, a Pennsylvania corporation ("Snowmax"), SOONER TRAILER MANUFACTURING CO., a Delaware corporation ("Sooner"), MOTOR PRODUCTS-OHIO CORPORATION, a Delaware corporation ("Motor Products-Ohio"), GREAT BEND MANUFACTURING COMPANY, INC., a Kansas corporation, STATURE ELECTRIC, INC., a New York corporation ("Stature"), OWOSSO MOTOR GROUP, INC., a Pennsylvania corporation ("Motor Group"), and SNYDER INDUSTRIES, INC., a Washington corporation ("Snyder" and, together with Owosso, Ahab, Cramer, DewEze, Landover, Motor Products, Snowmax, Sooner, Motor Products-Ohio, Great Bend, Stature and Motor Group, collectively the "Borrowers" and individually a "Borrower"), NBD BANK, a Michigan banking corporation formerly known as NBD Bank, N.A. ("NBD"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC" and, together with NBD, collectively the "Banks" and individually a "Bank"), and NBD BANK, as agent (in such capacity, the "Agent") for the Banks.


                                  INTRODUCTION

                  A. The Borrowers, the Banks and the Agent are parties to the Credit Agreement, dated as of October 31, 1994, as amended by the First Amendment to Credit Agreement, dated as of August 1, 1995, the Second Amendment to Credit Agreement, dated as of September 1, 1995, the Third Amendment to Credit Agreement, dated as of October 31, 1995, and the Fourth Amendment to Credit Agreement, dated as of March 8, 1996, the Fifth Amendment to Credit Agreement, dated as of May 31, 1996, and the Sixth Amendment to Credit Agreement, dated as of December 1, 1996 (the "Credit Agreement"), pursuant to which the Banks provide to the Borrowers, on a joint and several liability basis, a revolving credit facility in the aggregate principal amount of $55,000,000.

                  B. The Borrowers now desire certain covenants of the Borrowers under the Credit Agreement be modified, and the Banks and the Agent are willing to so amend the Credit Agreement on the terms and conditions herein set forth.

                  NOW, THEREFORE, in consideration of the mutual agreements herein and in the Credit Agreement contained, the parties hereto agree as follows:
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                     ARTICLE I. CREDIT AGREEMENT AMENDMENTS

                  Effective as of the date hereof, the Credit Agreement hereby is amended as follows:

                  1.1 The first sentence of the definition of the term "Applicable Margin" in Section 1.1 is amended to read in full as follows:

                  "Applicable Margin" shall mean, for purposes of determining the Eurodollar Rate applicable to Eurodollar Rate Loans outstanding during any fiscal quarter of the Borrowers (the "Applicable Quarter") (a) if the ratio of (i) the Consolidated Total Debt of the Borrowers and their Subsidiaries to (ii) the Consolidated EBITDA of the Borrowers and their Subsidiaries determined as of the last day of the fiscal quarter of the Borrowers (the "Determinative Quarter") immediately preceding the Applicable Quarter (hereinafter, the "Relevant Ratio") is equal to or greater than 3.75 to 1.00, one and three-quarters of one percent (1 and 3/4 of 1%), (b) if the Relevant Ratio is equal to or greater than 2.50 to 1.00 but less than 3.75 to 1.00, one and one-half of one percent (1 and 1/2 of 1%), (c) if the Relevant Ratio is equal to or greater than 2.00 to 1.00 but less than 2.50 to 1.00, one and one-quarter of one percent (1 and 1/4 of 1%), (d) if the Relevant Ratio is equal to or greater than 1.50 to 1.00 but less than 2.00 to 1.00, one percent (1%), and (e) if the Relevant Ratio is less than 1.50 to 1.00, three-quarters of one percent (3/4 of 1%); provided, however, that if the Consolidated Tangible Net Worth of the Borrowers and their Subsidiaries as of the end of the Determinative Quarter is less than $14,000,000, each of the various levels of the Applicable Margin as provided above will be increased by one-quarter of one percent (1/4 of 1%).

                  1.2 The definitions of the terms "Available Facility Coverage", "Excludable Other Borrower Indebtedness" and "Excludable Stature Indebtedness" in Section 1.1 are deleted.

                  1.3 The definition of the term "Excluded Indebtedness" in
Section 1.1 is amended to read in full as follows:

                  "Excluded Indebtedness" shall mean all Indebtedness of Stature Electric, Inc. to its former shareholders arising in connection with its acquisition by Owosso.

                  1.4 The definition of the term "Fixed Charges" in Section 1.1 is amended to read in full as follows:

                  "Fixed Charges" of any person shall mean, for any period, the sum, without duplication, of (a) interest paid or payable during such period by such person on Indebtedness of such person, plus (b) the maximum scheduled amount of principal or other sums required to be paid by such person during the period of four fiscal quarters of such person immediately following such period with respect to Indebtedness (including the current portion of any Capital Lease) of such person having a final maturity more than one year from the date of creation of such Indebtedness, but excluding, for purposes of this clause (b) only, the Excluded Indebtedness, plus (c) all debt discount



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                  and expense amortized or required to be amortized during such period by such person, plus (d) Operating Lease Rental Expense of such person for such period, plus (e) all capital expenditures made by such person during such period, plus (f) all dividends and other distributions paid or payable or otherwise accumulating during such period on any capital stock of such person.

                  1.5 The definition of the term "Fixed Charges Coverage Availability" in Section 1.1 is amended to read in full as follows:

                  "Fixed Charges Coverage Availability" of any person shall mean, for any period, the sum of EBITDA of such person for such period plus, to the extent deducted in determining such EBITDA for such period, the Operating Lease Rental Expense of such person for such period.

                  1.6 Section 5.2(a) is amended to read in full as follows:

                           (a) Net Worth. Permit or suffer the Consolidated Net
                  Worth of the Borrowers and their Subsidiaries to be less than
                  (i) at any time during the period prior to the end of the Borrowers' fiscal year ending on or about October 31, 1997, $34,000,000, (ii) at the end of the Borrowers' fiscal year ending on or about October 31, 1997 and at any time thereafter prior to the end of the Borrowers' fiscal year ending on or about October 31, 1998, $36,000,000, (iii) at the end of the Borrowers' fiscal year ending on or about October 31, 1998 and at any time thereafter prior to the end of the Borrowers' fiscal year ending on or about October 31, 1999, $38,000,000, and (iv) at the end of the Borrowers' fiscal year ending on or about October 31, 1999 or at any time thereafter, the greater of (A) 90% of the highest previous fiscal year-end Consolidated Net Worth of the Borrowers and their Subsidiaries and (B) the sum of $2,000,000 plus the Consolidated Net Worth of the Borrowers and their Subsidiaries as of the last fiscal year-end of the Borrowers.

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                  1.7 Section 5.2(b) is amended to read in full as follows:

                           (b) Total Debt to EBITDA. Permit or suffer the ratio
                  of Consolidated Total Debt of the Borrowers and their Subsidiaries to Consolidated EBITDA of the Borrowers and their Subsidiaries to be greater than (i) 5.00 to 1.00 as of the last day of either of the Borrowers' fiscal quarters ending on or about January 31,1997 or April 30, 1997, (ii) 4.75 to 1.00 as of the last day of the Borrowers' fiscal quarter ending on or about July 31, 1997, (iii) 4.00 to 1.00 as of the last day of either of the Borrowers' fiscal quarters ending on or about October 31, 1997 or January 31, 1998, (iv) 3.75 to 1.00 as of
                  the last day of either of the Borrowers' fiscal quarters ending on or about April 30, 1998 or July 31, 1998, or (v)
                  3.50 to 1.00 as of the end of any of the Borrowers' fiscal quarters ending at any time thereafter. For purposes of determining from time to time the Borrowers' compliance with this subsection, each Person that is a Borrower or a Subsidiary of a Borrower at the time of such determination shall be deemed to have been a Borrower or a Subsidiary of a Borrower, as the case may be, for the entire period relevant to such determination (i.e., in each case, the period of four fiscal quarters of the Borrowers then ended) and each Person that was a Borrower or Subsidiary of a Borrower at any time during such relevant period, but is no longer a Borrower or Subsidiary of a Borrower, as the case may be, at the time of such determination, shall be deemed not to have been a Borrower or a Subsidiary of a Borrower, as the case may be, at any time during such period.

                  1.8      Section 5.2(c) is amended to read in full as follows:

                           (c) Fixed Charges Coverage. Permit or suffer the
                  ratio of Consolidated Fixed Charges Coverage Availability of the Borrowers and their Subsidiaries to Consolidated Fixed Charges of the Borrowers and their Subsidiaries to be less than (i) 0.75 to 1.00 as of the end of either of the Borrowers' fiscal quarters ending on or about January 31, 1997 or April 30, 1997, (ii) 0.80 to 1.00 as of the end of the Borrowers' fiscal quarter ending on or about July 31, 1997,
                  (iii) 1.00 to 1.00 as of the end of the Borrowers' fiscal quarter ending on or about October 31, 1997, (iv) 1.10 to 1.00 as of the end of any of the Borrowers' fiscal quarters ending on or about January 31, 1998, April 30, 1998, July 31, 1998, October 31, 1998, January 31, 1999 or April 30, 1999, or (v)
                  1.25 to 1.00 as of the end of any of the Borrowers' fiscal quarters ending at any time thereafter; such ratio to be determined as of the last day of each fiscal quarter of the Borrowers for the period of four fiscal quarters of the Borrowers then ended. For purposes of determining from time to time the Borrowers' compliance with this subsection, each Person that is a Borrower or a Subsidiary of a Borrower at the time of such determination shall be deemed to have been a Borrower or a


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                  Subsidiary of a Borrower, as the case may be, for the entire period relevant to such determination (i.e., in each case, the period of four fiscal quarters of the Borrowers then ended) and each Person that was a Borrower or Subsidiary of a Borrower at any time during such relevant period, but is no longer a Borrower or Subsidiary of a Borrower, as the case may be, at the time of such determination, shall be deemed not to have been a Borrower or a Subsidiary of a Borrower, as the case may be, at any time during such period.

                  1.9 Section 5.2(d) is amended to read in full as follows:

                           (d)      [intentionally omitted]


                    ARTICLE 2. REPRESENTATIONS AND WARRANTIES

                  In order to induce the Banks to enter into this Amendment, each Borrower represents and warrants that:

                  2.1 The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the stockholders of any Borrower, (b) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Borrower or of the Articles of Incorporation or By-Laws of any Borrower, or (c) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which any Borrower or its properties may be bound or affected.

                  2.2 No authorization, consent, approval, license, exemption of or filing, declaration or registration with any governmental authority or any non-governmental person or entity, including without limitation any creditor or stockholder of any Borrower, is required on the part of any Borrower in connection with the execution, delivery and performance of this Amendment, or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

                  2.3 This Amendment is a legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms.

                  2.4 After giving effect to the amendments contained in Article 1 of this Amendment and to Section 4.2 of this Amendment, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, provided that none of Stature, Motor Products-Ohio, Great Bend, Motor Group or Snyder shall be deemed a "Borrower" with respect to, but only with respect to, such representations and warranties regarding historical matters not involving such Borrower.


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                            ARTICLE 3. MISCELLANEOUS

                  3.1 If any Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by any Borrower in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

                  3.2 All references to the Credit Agreement in any agreement, certificate or instrument referred to in the Credit Agreement, or delivered pursuant thereto or in connection therewith or in any other document, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

                  3.3 All agreements, certificates and instruments executed pursuant to the Credit Agreement or in connection therewith and, subject to the amendments herein provided, the Credit Agreement, shall in all respects continue in full force and effect and are hereby ratified and confirmed.

                  3.4 Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

                  3.5 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

                  3.6 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

                  3.7 The Borrowers jointly and severally agree to pay the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Agent, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising the Agent as to its rights and responsibilities with respect thereto.

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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.


                  BORROWERS:                    OWOSSO CORPORATION


                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                     Its: SVP-Finance & CFO
                                                          ----------------------


                                                AHAB INVESTMENT COMPANY


                                                By: /s/ Norman J. Shuman
                                                    ----------------------------
                                                     Its: V. Pres.
                                                          ----------------------


                                                CRAMER COMPANY


                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                     Its: Secretary/Treasurer
                                                          ----------------------


                                                DEWEZE MANUFACTURING, INC.


                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                     Its: Secretary/Treasurer
                                                          ----------------------


                                                THE LANDOVER COMPANY


                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                     Its: Secretary/Treasurer
                                                          ----------------------



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                                                MOTOR PRODUCTS-OWOSSO


                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                     Its: Secretary/Treasurer
                                                          ---------------------


                                                GREAT BEND MANUFACTURING
                                                COMPANY, INC.


                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                  Its: Secretary/Treasurer
                                                       -------------------------


                                                SNOWMAX, INCORPORATED


                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                     Its: Secretary/Treasurer
                                                          ----------------------


                                                SOONER TRAILER MANUFACTURING
                                                CO.


                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                     Its: Secretary/Treasurer
                                                          ----------------------


                                                MOTOR PRODUCTS-OHIO
                                                CORPORATION

                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                     Its: Secretary/Treasurer
                                                          ----------------------

                                                STATURE ELECTRIC, INC.


                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                     Its: Secretary/Treasurer
                                                          ----------------------


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                                                OWOSSO MOTOR GROUP, INC.


                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                     Its: Secretary/Treasurer
                                                          ----------------------

                                                SNYDER INDUSTRIES, INC.


                                                By: /s/ John H. Wert, Jr.
                                                    ----------------------------
                                                     Its: Secretary/Treasurer
                                                          ----------------------


                  Agent and Banks:              NBD BANK, as Agent and as a Bank


                                               By: /s/ William C. Goodhue
                                                   -----------------------------
                                                    Its: Vice President
                                                         -----------------------


                                               PNC BANK, NATIONAL ASSOCIATION


                                               By: /s/ Charlene C. Massih
                                                   -----------------------------
                                                    Its: Vice President
                                                         -----------------------




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